Supplement to

Calvert World Values Fund Inc.
Calvert Capital Accumulation Fund

Prospectus and Statement of Additional Information dated: February 1, 2005
Date of Supplement: September 19, 2005

Delete the first two paragraphs under "Subadvisors and Portfolio Managers" on page 81 of the Prospectus and replace the first paragraph under "New Amsterdam Partners LLC" on page 83 with the following:

New Amsterdam Partners, LLC; 475 Park Avenue South, 20th Floor, New York, New York 10016, has managed a portion of the equity assets of CSIF Balanced since June 30, 2004, and the assets of Capital Accumulation, as the interim Subadvisor, since September 16, 2005.

Replace the second paragraph under "Subadvisors" on page 21 of the Statement of Additional Information with the following:

New Amsterdam Partners LLC ("New Amsterdam") is controlled by Michelle Clayman, CFA. New Amsterdam receives a Subadvisory fee, paid by the Advisor, of 0.25% of the average daily net assets of the Capital Accumulation Fund, as the interim Subadvisor.